                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant to 240.14a-11(c) or 240.14a-12

   Central Securities Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

   Merrill Corporate, as filing agent
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                         CENTRAL SECURITIES CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 MARCH 12, 1997

    NOTICE is hereby given that the Annual Meeting of Stockholders of Central Securities Corporation will be held at the office of the Corporation, 1209 Orange Street, Wilmington, Delaware on Wednesday, March 12, 1997 at 11 A.M., for the following purposes:

        1.  To elect a board of five directors;

        2. To act upon a proposal to ratify the selection of KPMG Peat Marwick LLP as independent auditors for the Corporation for the ensuing year; and

        3. To act upon such other matters as may properly come before the meeting.

    The Board of Directors has fixed the close of business on January 24, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting, and only stockholders of record on such date are entitled to vote on these matters at the meeting or any adjournment thereof.

                                                     By order of the Board of
                                                             Directors

                                                          KAREN E. RILEY
                                                             SECRETARY

New York, New York
February 4, 1997

    A PROXY IS ENCLOSED WITH THIS NOTICE AND PROXY STATEMENT. PLEASE COMPLETE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. THIS WILL ASSURE A QUORUM AND SAVE FURTHER SOLICITATION COSTS.

PROXY STATEMENT

                                                                FEBRUARY 4, 1997

                         CENTRAL SECURITIES CORPORATION
                                375 PARK AVENUE
                            NEW YORK, NEW YORK 10152
                            (TEL. NO. 212-688-3011)

    This Proxy Statement and the enclosed proxy card are first being mailed to stockholders on or about February 4, 1997 in connection with the solicitation of proxies by the Board of Directors of Central Securities Corporation (the "Corporation") for use at the Annual Meeting of Stockholders of the Corporation to be held on March 12, 1997, or any adjournment thereof (the "Meeting"). Properly executed proxies received by the Corporation prior to the Meeting will be voted in accordance with the specific voting instructions indicated on the proxy. If no instructions are specified, the shares will be voted for the nominees for director and in favor of item (2). Any proxy may be revoked at any time before it is exercised at the Meeting by the delivery or mailing of written notice to the Secretary of the Corporation, by executing and delivering a later-dated proxy or by appearing and voting in person by ballot at the Meeting.

    The record date for stockholders entitled to vote at the Meeting is the close of business on January 24, 1997. On that date, the Corporation had outstanding 362,702 shares of Convertible Preference Stock, $2.00 Series D (the "Preference Stock"), and 13,559,490 shares of Common Stock.

    On all matters except the election of the directors of the Corporation, or as otherwise provided by law, the holders of the Corporation's Preference Stock and Common Stock, voting together as one class, shall be entitled to one vote per share. The presence, in person or by proxy, of a majority of the issued and outstanding stock of the Corporation shall constitute a quorum for the transaction of business at the Meeting.

                SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, OF
                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS,
                           AND OF EXECUTIVE OFFICERS

    The following table sets forth information as of December 31, 1996 regarding the share ownership of each person who is known to the Corporation to have been a beneficial owner of more than five percent of any class of stock of the Corporation, of each nominee for election to the Board of Directors of the Corporation, and of all directors and executive officers as a group:

         NAME OF NOMINEE TO
       THE BOARD OF DIRECTORS                                    AMOUNT AND          PERCENT
        OR NAME AND ADDRESS                                 NATURE OF BENEFICIAL       OF
        OF BENEFICIAL OWNER             TITLE OF CLASS          OWNERSHIP(1)        CLASS(2)
------------------------------------  -------------------  -----------------------  ---------
Donald G. Calder*...................  Preference Stock                   612(3)
                                      Common Stock                    10,426(3)
Jay R. Inglis*......................  Preference Stock                    14
                                      Common Stock                       886(4)

Christian A. Johnson                                                                         (6)
  Endeavor Foundation(5)............  Preference Stock               249,237             68.5
1060 Park Avenue                      Common Stock                 5,074,709(7)          37.4(6)
New York, N.Y. 10028

Dudley D. Johnson*..................  Common Stock                    30,639(8)

Wilmot H. Kidd*.....................  Preference Stock                54,501(9)(10)      15.0(10)(11)
375 Park Avenue                       Common Stock                 1,636,898(9)(10)      12.1(10)(11)
New York, N.Y. 10152

Mrs. Wilmot H. Kidd.................  Preference Stock                54,501(9)(10)      15.0(10)(11)
1060 Park Avenue                      Common Stock                 1,636,898(9)(10)      12.1(10)(11)
New York, N.Y. 10028

C. Carter Walker, Jr.*..............  Preference Stock                 3,551(10)(12)       1.0(13)
                                      Common Stock                   478,829(10)(12)       3.5(13)

All directors and executive officers                                        (10)             (14)
  as a group........................  Preference Stock                55,127             15.1
                                      Common Stock                 1,810,909(10)(15)      13.4(14)

------------------------

* Indicates nominee for election to the Board of Directors.

    (1) Except as otherwise indicated, to the Corporation's knowledge the beneficial owner had sole investment power and sole voting power with respect to the shares shown opposite the name of such beneficial owner.

    (2) As calculated on the basis of 364,082 shares of Preference Stock and 13,555,021 shares of Common Stock outstanding on December 31, 1996, Messrs. Calder and Inglis each owned less than 1% of the outstanding Preference Stock and Common Stock and Mr. Johnson owned less than 1% of the outstanding Common Stock.

    (3) Includes 606 shares of Preference Stock and 2,104 shares of Common Stock owned by Mr. Calder's wife or held for the benefit of their children. He disclaims beneficial ownership of such shares. Does not include 1,982 shares of Common Stock that would have been issuable upon conversion of the Preference Stock.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(FOOTNOTES CONTINUED FROM PREVIOUS PAGE)

    (4) Does not include 45 shares of Common Stock that would have been issuable upon conversion of the Preference Stock.

    (5) Mrs. W. H. Kidd, whose husband is the President of the Corporation, is President and a Trustee of the Christian A. Johnson Endeavor Foundation (the "Foundation").

    (6) On a combined basis, the Foundation owned approximately 38.2% of the voting stock of the Corporation.

    (7) Does not include 807,777 shares of Common Stock that would have been issuable upon conversion of the Preference Stock.

    (8) Includes 12,030 shares of Common Stock held in the Young & Franklin Inc. Retirement Income Trust of which Mr. Johnson is trustee. He disclaims beneficial ownership of such shares.

    (9) An aggregate of 54,501 shares of Preference Stock and 1,636,898 shares of Common Stock were included in the shares beneficially owned by each of Mr. and Mrs. Kidd. The shares set forth for each of Mr. and Mrs. Kidd include 5,703 shares of Preference Stock and 271,711 shares of Common Stock owned by Mr. Kidd as to which Mr. and Mrs. Kidd had shared investment power and shared voting power and as to which Mrs. Kidd disclaims beneficial ownership; 19,263 shares of Preference Stock and 606,445 shares of Common Stock owned by Mrs. Kidd or held in trusts for her benefit as to which Mr. and Mrs. Kidd had shared investment power and shared voting power and as to which Mr. Kidd disclaims beneficial ownership; and 25,984 shares of Preference Stock and 524,290 shares of Common Stock owned by Mr. and Mrs. Kidd's children or held in trusts for their benefit or for the benefit of other family members as to which Mr. and Mrs. Kidd had shared investment power and shared voting power and as to which Mr. and Mrs. Kidd disclaim beneficial ownership. The shares set forth for each of Mr. and Mrs. Kidd also include 175,582 shares of Common Stock held in the estate of Mrs. Christian A. Johnson, Mrs. Kidd's mother, of which Mrs. Kidd is executrix and a beneficiary, as to which Mr. Kidd disclaims beneficial ownership; and 3,551 shares of Preference Stock and 58,870 shares of Common Stock held in trust for the benefit of Mr. and Mrs. Kidd's children as to which Mr. and Mrs. Kidd had no voting or investment power and as to which Mr. and Mrs. Kidd disclaim beneficial ownership. The shares set forth for Mr. and Mrs. Kidd do not include 176,634 shares of Common Stock that would have been issuable upon conversion of the Preference Stock.

    (10) An aggregate of 3,551 shares of Preference Stock, 346,769 shares of Common Stock, and 11,508 shares of Common Stock that would have been issuable upon conversion of the Preference Stock were included in the shares beneficially owned by each of Mr. Kidd, Mrs. Kidd, and Mr. C. Carter Walker, Jr.

    (11) On a combined basis, Mr. and Mrs. Kidd together owned approximately 12.2% of the voting stock of the Corporation.

    (12) Includes 56,080 shares of Common Stock owned by Mr. Walker's wife or held in trusts for the benefit of their children as to which Mr. Walker had shared investment power and shared voting power, 25,925 shares of Common Stock held in trust for the benefit of his children as to which Mr. Walker had no voting or investment power, and 3,551 shares of Preference Stock and 346,769 shares of Common Stock held in trusts for the benefit of Mrs. Wilmot H. Kidd or her children as to which Mr. Walker had shared investment power and shared voting power. Mr. Walker disclaims beneficial ownership of all such shares. Does not include 11,508 shares of Common Stock that would have been issuable upon conversion of the Preference Stock.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(FOOTNOTES CONTINUED FROM PREVIOUS PAGE)

    (13) On a combined basis, Mr. Walker owned approximately 3.5% of the voting stock of the Corporation.

    (14) On a combined basis, all executive officers and directors as a group owned approximately 13.4% of the voting stock of the Corporation.

    (15) Does not include 178,661 shares of Common Stock that would have been issuable upon conversion of the Preference Stock.

    The share ownership of Wilmot H. Kidd, President of the Corporation, is given above. No other executive officer of the Corporation owns, beneficially or otherwise, any shares of stock of the Corporation.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and persons who own more than ten percent of a registered class of the Corporation's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Preference Stock and Common Stock of the Corporation. Officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

    To the Corporation's knowledge, based solely on review of copies of such reports furnished to the Corporation and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that for fiscal year 1995 Mr. C. Carter Walker, Jr. failed to file with the SEC a Form 5, Annual Statement of Beneficial Ownership of Securities, covering shares of Common Stock of the Corporation acquired in a stock distribution by one trust of which Mr. Walker is trustee, which Form has since been filed. There were no transactions involving securities of the Corporation by Mr. Walker that were not reported on a timely basis, no required Form which was not timely filed and no other failure to file a required Form for fiscal years 1995 or 1996.

                               VOTING PROCEDURES

    The election of directors by the holders of Preference Stock and the election of directors by the holders of Common Stock each requires the affirmative vote of a majority of the shares of each such class of stock, taken separately, present in person or represented by proxy at the Meeting and entitled to so vote. Shares of Preference Stock or Common Stock represented by proxies which are marked "withhold authority" with respect to the election of any one or more nominees for election as director by such class will be counted for the purpose of determining the number of shares of such class present and entitled to vote, and shall therefore have the same effect as if the shares represented thereby were voted against such election. The ratification of the selection of independent auditors of the Corporation requires the affirmative vote of a majority of the shares of Common Stock and Preference Stock, voting together as one class, present in person or represented by proxy at the Meeting and entitled to so vote. Shares of Preference Stock or Common Stock represented by proxies which are marked "abstain" with respect to any matter to be voted upon will be counted for the purpose of determining the number of shares present and entitled to vote, and shall therefore have the same effect as if the shares represented thereby were voted against such matter. Broker non-votes (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and such nominee does not possess or choose to exercise his discretionary authority with respect thereto) will be treated as present but not entitled to vote at the Meeting for the purpose of determining the number of votes needed with respect to each item to be voted upon, and shall therefore have no effect on such vote.

                             ELECTION OF DIRECTORS

    The Board of Directors recommends the election of five directors to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. If any nominee for director is unable or declines to serve, for any reason not now foreseen, the discretionary authority provided in the proxy will be exercised to vote for a substitute. All the nominees have consented to become directors and all were elected at the last Annual Meeting of Stockholders.

    The holders of Preference Stock, voting as a class, are entitled exclusively to elect two directors of the Corporation and are not entitled to participate in the election of the remaining directors. Duly authorized proxies for Preference Stock will be voted for the election of Mr. Donald G. Calder and Mr. Jay R. Inglis.

    The holders of Common Stock, voting as a class, are entitled exclusively to elect all directors of the Corporation other than those elected by the holders of Preference Stock. Duly authorized proxies for Common Stock will be voted for the election of Mr. Dudley D. Johnson, Mr. Wilmot H. Kidd and Mr. C. Carter Walker, Jr.

    The following table indicates the age, principal occupations during the last five years and positions (if any) with the Corporation, and the year each nominee was first elected to the Board of Directors:

                                                               PRINCIPAL OCCUPATIONS                   DIRECTOR OF
                                                                 (LAST FIVE YEARS)                     CORPORATION
                                                               AND POSITION (IF ANY)                  CONTINUOUSLY
             NOMINEE                   AGE                     WITH THE CORPORATION                       SINCE
---------------------------------  -----------  ---------------------------------------------------  ---------------
Donald G. Calder.................          59   Vice President, G. L. Ohrstrom & Co., Inc. (private          1982
                                                  investment firm) since October 1996 and Partner
                                                  of its predecessor, G. L. Ohrstrom & Co., from
                                                  1970 to October 1996; Director of Brown-Forman
                                                  Corporation, Carlisle Companies Incorporated and
                                                  Harrow Industries, Inc., and Director and Vice
                                                  President of Roper Industries, Inc. (manu-
                                                  facturing companies); officer and director of
                                                  several privately held companies

Jay R. Inglis....................          62   Executive Vice President, Holt Corporation                   1973
                                                  (insurance holding company)

Dudley D. Johnson................          57   President, Young & Franklin Inc. (private                    1984
                                                  manufacturing company)

Wilmot H. Kidd*..................          55   Investment and research--President, Central                  1972
                                                  Securities Corporation; Director of Winthrop
                                                  Opportunity Funds (investment company)

C. Carter Walker, Jr.............          62   Private Investor                                             1974

------------------------

* Mr. Kidd is an "interested person" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

    The Board of Directors had ten regular meetings in 1996. The Board of Directors has an Audit Committee, consisting of Messrs. Calder, Inglis, Johnson and Walker, but it does not have a Compensation Committee or a Nominating Committee. All directors attended at least 75% of the aggregate of all meetings of the Board of Directors and the committee on which they served.

    The Audit Committee recommends to the Board of Directors the firm of independent auditors who are to be engaged to audit the books of account and other corporate records of the Corporation, reviews with the independent auditors the scope of their examination with particular emphasis on the areas to which either the Audit Committee or the independent auditors believe special attention should be directed, reviews the recommendations of the independent auditors regarding internal controls and other matters, and reports from time to time to the Board of Directors with respect to the internal control and accounting practices of the Corporation. The Audit Committee also reviews and considers the nature and scope of audit and non-audit fees of the independent auditors. The Audit Committee met three times in 1996.

                     EXECUTIVE OFFICERS OF THE CORPORATION

    The executive officers of the Corporation are Mr. Wilmot H. Kidd, President, Mr. Charles N. Edgerton, Vice President and Treasurer, and Ms. Karen E. Riley, Secretary. Information concerning Mr. Kidd is given above under "Election of Directors." Mr. Edgerton, 52, was elected Vice President in 1989 and has been Treasurer since 1985. Ms. Riley, 46, has been Secretary since 1986. Executive officers serve as such until the election of their successors.

                                  COMPENSATION

    The table below sets forth for all directors and for each of the three highest-paid executive officers the aggregate compensation received from the Corporation for 1996 for services in all capacities:

                                                                                             PENSION OR
                                                                                             RETIREMENT
                                                                                          BENEFITS ACCRUED
                           NAME OF PERSON,                                AGGREGATE          AS PART OF
                              POSITION                                   COMPENSATION       EXPENSES(1)
---------------------------------------------------------------------  ----------------  ------------------

Donald G. Calder
  Director...........................................................     $   12,250

Jay R. Inglis
  Director...........................................................         12,250

Dudley D. Johnson
  Director...........................................................         12,250

C. Carter Walker, Jr.
  Director...........................................................         12,250

Wilmot H. Kidd
  President and Director(2)..........................................        489,633         $   22,500

Charles N. Edgerton
  Vice President and Treasurer.......................................        157,009(3)          22,500

Karen E. Riley
  Secretary..........................................................        103,328(3)          15,499

------------------------

    (1) Represents contributions to the Corporation's Profit Sharing Plan.

                                         (FOOTNOTES CONTINUED ON FOLLOWING PAGE)

(FOOTNOTES CONTINUED FROM PRECEDING PAGE)

    (2) All remuneration received by Mr. Kidd was in his capacity as President of the Corporation.

    (3) Includes compensation of $65,000 and $42,000 accrued in 1996 for Mr. Edgerton and Ms. Riley, respectively, deferred until January, 1997.

    Each director who is not an officer is paid $1,000 for each Board of Directors meeting attended. Each member of the Audit Committee is paid $750 for each Audit Committee meeting attended.

PROFIT SHARING PLAN

    Generally, all salaried employees of the Corporation are eligible to participate in the Profit Sharing Plan. The Plan provides for contributions by the Corporation from its profits of up to 15% of an employee's compensation. The vested contributions credited to an employee's account are payable at normal (age 65), early, or disability retirement, death or other termination of employment, and may be paid in various forms, including a lump sum cash payment or a monthly annuity. The officers referred to above are fully vested in all contributions to the Plan.

    Employees may withdraw the amounts of any voluntary contributions made prior to 1991 and may, under certain conditions, withdraw or borrow against vested Corporation contributions. Under the Plan, each employee is permitted to invest the assets in his account in the capital stock of one or more regulated investment companies from a selection provided from time to time by the Plan Administrator. Such regulated investment companies include, among others, U.S. Treasury funds; short-term, global government and international bond funds; and general and specialized stock funds.

                BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

    During the year ended December 31, 1996, the Corporation paid $150,986 in brokerage commissions on portfolio transactions to various brokerage firms. All of the commissions paid in 1996 were paid to brokers providing investment research and services. No commissions were paid to any affiliated broker.

                               PORTFOLIO TURNOVER

    The ratio of the lesser of the value of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities (in all cases, exclusive of United States government securities, short-term securities, and certificates of deposit) for the years 1994 through 1996 was as follows:

  1994        1995        1996
---------  -----------  ---------

12%                8%         10%

                      RATIFICATION OF INDEPENDENT AUDITORS

    Stockholders are invited to vote to ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Corporation for the year 1997. KPMG Peat Marwick LLP has no direct or material indirect financial interest in the Corporation other than its employment in such capacity.

    At a meeting held January 27, 1997, a majority of the directors who were not "interested persons" (as defined under the Investment Company Act of 1940) selected KPMG Peat Marwick LLP to act as auditors for the Corporation during 1997. A representative of KPMG Peat Marwick LLP is not expected to be present at the Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS SELECTION.

                                 OTHER MATTERS

    The Board of Directors knows of no other matters which may properly be, and are likely to be, brought before the Meeting. However, if any proper matters are brought before the Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote thereon according to their best judgment.

                           1998 STOCKHOLDER PROPOSALS

    Any stockholder proposals for the 1998 Annual Meeting of Stockholders must be received by the Corporation at its office at New York, N.Y. prior to October 8, 1997.

                                 MISCELLANEOUS

    The Corporation will pay all costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers and regular employees of the Corporation may also solicit proxies by telephone or personal interview. The Corporation will request brokers, banks and nominees who hold stock in their names to furnish this proxy material to the beneficial owners thereof and to solicit proxies from them, and will reimburse such brokers, banks and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith.

    A copy of the Annual Report including financial statements for the year ended December 31, 1996 is enclosed.

    Please date, sign and return the enclosed proxy at your earliest convenience. No postage is required for mailing in the United States.

CENTRAL SECURITIES CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE COMPANY FOR ANNUAL MEETING MARCH 12, 1997

PROXY

The undersigned hereby appoints MICHAEL J. BARBERA, WILMOT H. KIDD and KAREN
E. RILEY, and each of them, as attorneys with power of substitution, to represent the undersigned at the annual meeting of stockholders of Central Securities Corporation to be held at the office of the Corporation, 1209 Orange Street, Wilmington, Delaware on March 12, 1997, at 11:00 o'clock A.M., and at any adjournment thereof, on all matters which may properly come before the meeting.

      Election of Directors:

         Nominees to be elected by Preference Stock:
           Donald G. Calder and Jay R. Inglis

         Nominees to be elected by Common Stock:
           Dudley D. Johnson, Wilmot H. Kidd
           and C. Carter Walker, Jr.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                 (CONTINUED ON REVERSE SIDE)

/X/    PLEASE MARK YOUR
       VOTES AS IN THIS
       EXAMPLE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

                                 FOR        WITHHELD
1. ELECTION OF                  /  /          /  /
   DIRECTORS.
   (see reverse)


                                 FOR         AGAINST        ABSTAIN
2. APPROVAL OF KPMG              /  /         /  /           /  /
   PEAT MARWICK LLP
   as independent
   auditors for 1997.


3. In their discretion, upon such other matters as may properly come before the meeting or any adjournments thereof.

For, except vote withheld from the following nominee(s):


---------------------------------------------------------



                      THIS PROXY MUST BE SIGNED
                    EXACTLY AS NAME APPEARS HEREON

Joint owners should each sign. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.



--------------------------------------------


                                        1997
--------------------------------------------
 SIGNATURE(S)                      DATE